Exhibit 99.1

CURRENC Group Inc. Regains Full Compliance with Nasdaq’s Continued Listing Rule

Singapore, April 10, 2025 (Globe Newswire) — CURRENC Group Inc. (Nasdaq: CURR) (“CURRENC” or the “Company”), a fintech and digital remittance pioneer empowering financial institutions worldwide with artificial intelligence (AI) solutions, today announced that on April 9, 2025, it received written notice from Nasdaq stating that the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) has determined that for at least the last ten consecutive business days, the Company’s ordinary shares have maintained a minimum market value of publicly held shares (“MVPHS”) of $5,000,000 or greater, satisfying The Nasdaq Global Market’s continued listing requirement set forth in Listing Rule 5450(b)(1)(C) (the “Rule”). Accordingly, the Company has regained compliance with the Rule, and this matter is now closed by Nasdaq.

Ronnie Ka Wah Hui, CEO of CURRENC, commented, “We are pleased to have regained compliance with the MVPHS Rule thanks to our team’s continued dedication to strengthening the foundation of our business. Maintaining our Nasdaq listing is vital to the Company's strategy, offering credibility and exposure within the capital markets. We remain committed to disciplined execution and innovation, positioning CURRENC to drive long-term shareholder value.”

About Currenc Group Inc.

CURRENC Group Inc. (Nasdaq: CURR) is a fintech pioneer dedicated to transforming global financial services through artificial intelligence (AI). The Company empowers financial institutions worldwide with comprehensive AI solutions, including SEAMLESS AI Call Centre and other AI-powered Agents designed to reduce costs, increase efficiency and boost customer satisfaction for banks, insurance, telecommunications companies, government agencies and other financial institutions. The Company’s digital remittance platform also enables e-wallets, remittance companies, and corporations to provide real-time, 24/7 global payment services, advancing financial access across underserved communities.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to CURRENC. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that investors may not receive the same benefits as an investor in an underwritten public offering, (ii) the risk that CURRENC’s securities may experience a material price decline due to market forces, (iii) the risk of product liability or regulatory lawsuits or proceedings relating to CURRENC’s business, (iv) the ability of CURRENC to comply with the continued listing standards of Nasdaq, (v) the ability to attract new partners, merchants and users and retain existing partners, merchants and users in order to continue to expand, (vi) the ability of CURRENC to fund its capital requirements through additional debt and equity financing under commercially reasonable terms and the risk of shareholding dilution as a result of additional capital raising, if applicable, (vii) the risk of cyber security or foreign exchange losses, (viii) the risk that CURRENC is unable to secure or protect its intellectual property, (ix) failure to maintain an effective system of internal control over financial reporting and to accurately and timely report CURRENC’s financial condition, results of operations or cash flows, and (x) those factors discussed in INFINT’s filings with the SEC and that are contained in the proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by CURRENC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while CURRENC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. CURRENC does not give any assurance that it will achieve their respective expectations.

Investor Contact

CURRENC Group Investor Relations

Email: investors@currencgroup.com